EXHIBIT 23.1

Consent of KPMG LLP, Independent Auditors

The Board of Directors
SonoSite, Inc.:

We consent to the use of our report incorporated by reference herein.

/s/    KPMG LLP

Seattle, Washington
August 9, 2002